November 22, 2023

COPLEY Fund

A series of Centaur Mutual Funds Trust

Supplement to the Statement of Additional Information, dated June 28, 2023

This supplement updates certain information in the Statement of Additional Information dated June 28, 2023, as supplemented, for the Copley Fund (the “Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”).

Mr. Marc Rappaport is no longer an officer of the Trust. Accordingly, all references to Mr. Marc Rappaport in the Fund’s Statement of Additional Information are hereby deleted in their entirety.

If you have any questions regarding this Supplement, please contact the Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the Fund’s summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at http://www.dcmadvisors.com.

Investors Should Retain this Supplement for Future Reference